November 6, 2014

Investors May Contact:
Lee McEntire, Bank of America, 1.980.388.6780
Jonathan Blum, Bank of America (Fixed Income), 1.212.449.3112

Reporters May Contact:
Jerry Dubrowski, Bank of America, 1.980.388.2840
jerome.f.dubrowski@bankofamerica.com

Bank of America Adjusts Third-quarter 2014 Financial Results

Records Additional $400 Million Litigation Expense Related to Foreign Exchange Business

CHARLOTTE - Bank of America Corporation today announced an adjustment to its financial results for the third quarter ended September 30, 2014 to include additional litigation expense related to its foreign exchange business.

Subsequent to the company’s earnings announcement on October 15, and prior to the filing of the company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014, the company has been engaged in separate advanced discussions with certain U.S. banking regulatory agencies to resolve matters related to its foreign exchange business. As a result of those discussions, the company recorded a $400 million non-deductible charge and adjusted its third-quarter 2014 financial results to a net loss of $232 million or $(0.04) per share. There can be no assurance as to the ultimate outcome of these matters.

The company’s Quarterly Report on Form 10-Q, which is being filed today with the U.S. Securities and Exchange Commission, will reflect the adjustment.

Forward-looking Statements
Certain statements in this news release represent the current expectations, plans or forecasts of Bank of America based on available information and are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. These statements often use words like “expects,” “anticipates,” “believes,” “estimates,” “targets,” “intends,” “plans,” “predict,” “goal” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could.” Forward-looking statements speak only as of the date they are made, and Bank of America undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

These statements are not guarantees of future results or performance and involve certain risks, uncertainties and assumptions that are difficult to predict and are often beyond Bank of America's control. Actual outcomes and results may differ materially from those expressed in, or implied by, any forward-looking statements. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks discussed under Item 1A. “Risk Factors” of Bank of America's Annual Report on Form 10-K for the year ended December 31, 2013 and in any of Bank of America's other subsequent Securities and Exchange Commission filings.

Bank of America
Bank of America is one of the world's largest financial institutions, serving individual consumers, small businesses, middle-market businesses and large corporations with a full range of banking, investing, asset management and other financial and risk management products and services. The company provides unmatched convenience in the United States, serving approximately 48 million consumer and small business relationships with approximately 4,900 retail banking offices and approximately 15,700 ATMs and award-winning online banking with 31 million active users and more than 16 million mobile users. Bank of America is among the world's leading wealth management companies and is a global leader in corporate and investment banking and trading across a broad range of asset classes, serving corporations, governments, institutions and individuals around the world. Bank of America offers industry-leading support to approximately 3 million small business owners through a suite of innovative, easy-to-use online products and services. The company serves clients through operations in more than 40 countries. Bank of America Corporation stock (NYSE: BAC) is listed on the New York Stock Exchange.

Visit the Bank of America newsroom for more Bank of America news.

www.bankofamerica.com

###